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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 22, 2004
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                             VALUEVISION MEDIA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       MINNESOTA                      0-20243                   41-1673770
------------------------      ------------------------      -------------------
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)


         6740 SHADY OAK ROAD
       EDEN PRAIRIE, MINNESOTA                                   55344-3433
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(Address of principal executive offices)                         (Zip Code)


                        Telephone Number: (952) 943-6000
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS.

         On March 24, 2003 the registrant issued a press release discussing the selection of three new directors who the board intends to appoint at its April 2004 meeting. A copy of the press release is furnished as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                     99.1  Press Release dated March 23, 2004.
                     99.2  Press Release dated March 22, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 22, 2004 the registrant issued a press release discussing its results of operations and financial condition for its fourth fiscal quarter and fiscal year ended January 31, 2004. A copy of the press release is furnished as
Exhibit 99.2 hereto.

         The registrant defines EBITDA as operating income (loss) for the respective periods excluding depreciation and amortization expense, other non-operating income (expense), and income taxes. The registrant's management views EBITDA as an important alternative operating performance measure because it is commonly used by analysts and institutional investors in analyzing the financial performance of companies in the broadcast and television home shopping sectors. However, EBITDA should not be construed as an alternative to operating income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as a measure of liquidity. EBITDA, as presented, may not be comparable to similarly entitled measures reported by other companies.

         The registrant's management uses EBITDA to evaluate operating performance and as a measure of performance for incentive compensation purposes.

         For the fourth quarter ended January 31, 2004, Exhibit 99.2 states that net income for such quarter was $(9.0) million. EBITDA for such quarter, which includes depreciation and amortization expense, other non-operating income and income taxes, was $(2.7) million. The difference between these measures includes $(4.6) million of depreciation and amortization expense and $(1.7) million of other non-operating income. For the fiscal year ended January 31, 2004, Exhibit
99.2 states that net income for such year was $(11.4) million. EBITDA for such year, which includes depreciation and amortization expense, other non-operating income and income taxes, was $6.9 million. The difference between these measures includes $(17.8) million of depreciation and amortization expense, $(0.3) million of other non-operating income and $(0.2) million of income taxes.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2004                          VALUEVISION MEDIA, INC.


                                              By /s/ Nathan E. Fagre
                                                 -------------------------------
                                                 Nathan E. Fagre
                                                 Senior Vice President,
                                                 General Counsel and Secretary


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                                  EXHIBIT INDEX

No.                       Description                       Manner of Filing
----    ------------------------------------------------  --------------------
99.1    Press Release dated March 23, 2004..............  Filed Electronically
99.2    Press Release dated March 22, 2004..............  Filed Electronically